SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 21, 2012

                         ROCKDALE RESOURCES CORPORATION
                         ------------------------------
                 (Name of Small Business Issuer in its charter)

       Colorado                      00-52692             86-1061005
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(State of incorporation)     (Commission File No.)    (IRS Employer
                                                       Identification No.)

                        11044 Research Blvd., Suite A-200
                                Austin, TX 78759
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (720) 553-5308

                                       N/A
                   ----------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 21, 2012, Mr. Rick Wilber resigned as a director of the Company. Mr. Wilber resigned for business reasons.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 2, 2013               ROCKDALE RESOURCES CORPORATION


                                    By:  /s/ Michael Smith
                                         ---------------------------------------
                                         Michael Smith, Chief Executive Officer